                                                                    EXHIBIT 10.7

                                  AMENDMENT #5

This Amendment #5 dated August 28th, 2002 is to further amend the Development and License Agreement between CIMA LABS INC. ("CIMA") and Aventis Pharmaceuticals Inc. ("Aventis") dated August 1, 2001 (the "Development and License Agreement"), as amended. The terms used in this Amendment, which are defined in the Development and License Agreement, shall have the same meanings as set forth therein.

CIMA and Aventis hereby agree to make the following amendments to the Development and License Agreement:

         1. Exhibit 1 attached hereto shall be added to Schedule A and shall govern the anticipated product attributes for fexofenadine hydrochloride [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION***] and the development plan;

         2. "Development Activities, Costs and Timing" shall be deleted in its entirety from Schedule A and Exhibit II shall be inserted in its place;

In all other respects, the terms and conditions of the Development and License Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment #5 to be executed by their duly authorized representatives, effective as of the day and year first written above.

CIMA LABS INC.                                             AVENTIS PHARMACEUTICALS INC.
By:      /s/ John M. Siebert                               By:_________________________________________
         -----------------------------------------
                                      28 Aug 02
Name:             John M. Siebert                          Name:_______________________________________

Title:            President & CEO                          Title:______________________________________

                                   EXHIBIT I

FEXOFENADINE HYDROCHLORIDE [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED
  FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] ORASOLV(R)
                    PROTOTYPE DEVELOPMENT FOR AVENTIS PHARMA

             SCALE UP, REGULATORY SUBMISSION AND PROCESS VALIDATION

PRODUCT ATTRIBUTES:

         -    Active ingredient and potency
              Fexofenadine Hydrochloride [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

                                DEVELOPMENT PLAN

----------------------------------------------------------------------------------------------------------------------
                                      Activities                                       Timing               Cost
----------------------------------------------------------------------------------------------------------------------

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

EXHIBIT II

FEXOFENADINE HYDROCHLORIDE [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED
  FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] ORASOLV(R)
                    PROTOTYPE DEVELOPMENT FOR AVENTIS PHARMA

      DEVELOPMENT, SCALE UP, REGULATORY SUBMISSION AND PROCESS VALIDATION

PRODUCT ATTRIBUTES:

         -    Active ingredient and potency
              Fexofenadine Hydrochloride [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

                                  EXHIBIT III
                    DEVELOPMENT ACTIVITIES, COSTS AND TIMING

----------------------------------------------------------------------------------------------------------------------
Phase                                  Activity                                    Timing              Costs ($)
----------------------------------------------------------------------------------------------------------------------

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]